UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 30, 2015
PERSEON CORPORATION
 (Exact name of registrant as specified in its charter)
Delaware	001-32526	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 West 50 North, Suite 100
Salt Lake City, Utah 84101
 (Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code:  (801) 972-5555
N/A
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.
On December 2, 2015 at 11:00 a.m. Eastern Time, Perseon Corporation (the "Company") will hold a conference call with Galil Medical Inc. ("Galil") regarding the commenced tender offer by and proposed merger with Galil.
A telephone replay will be available through December 16, 2015, by dialing 877-344-7529 from the United States, or 412-317-0088 from outside the United States, and entering conference ID 10076824. A webcast replay will be available for 90 days. A transcript of the call will also be available on the Investor Relations section of the Company's website at http://perseonmedical.com.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description
99.1	Press Release Dated November 30, 2015

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PERSEON CORPORATION
Date:  November 30, 2015
By:  /s/ Clinton E. Carnell Jr.
Name:  Clinton E. Carnell Jr.
Title:    Chief Executive Officer

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EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release Dated November 30, 2015